The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CW MTA INVENTORY REVISED

5/1/05 FILE

TOTAL CURRENT BALANCE:	757,062,013
NUMBER OF LOANS:	2,113
		Minimum	Maximum
AVG CURRENT BALANCE:	$358,287.75	$33,000.00	$2,999,999.00
AVG ORIGINAL BALANCE:	$358,478.08	$33,000.00	$2,999,999.00

WAVG CURRENT MORTGAGE RATE:	5.025%	1.000	7.247%
WAVG GROSS MARGIN:	2.872%	1.400	4.900%
WAVG MAXIMUM MORTGAGE RATE:	9.951%	9.950	11.575%

WAVG ORIGINAL LTV RATIO:	74.11%	21.98	95.00%

WAVG NEGATIVE AMORTIZATION LIMIT:	114.98%	110.00	115.00%
WAVG PAYMENT CAP:	7.50%	7.50	7.50%

WAVG CREDIT SCORE:	704	586	817

WAVG ORIGINAL TERM:	360 months	360	360 months
WAVG REMAINING TERM:	358 months	346	360 months

WAVG MONTHS TO ROLL:	1 months	1	3 months
WAVG RATE ADJUSTMENT FREQUENCY:	1 months	1	1 months

FIRST PAYMENT DATE:		Apr 01, 2004	Jun 01, 2005
MATURITY DATE:		Mar 01, 2034	May 01, 2035

TOP STATE CONCENTRATIONS ($):	63.76 % California, 10.80 % Florida, 5.55 % Nevada
MAXIMUM ZIP CODE CONCENTRATION ($):	0.67% 95020 (Gilroy, CA)

table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	2,113	757,062,013.33	100.00
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
33,000 -50,000	6	261,137.00	0.03
50,001 -100,000	67	5,439,596.53	0.72
100,001 -150,000	206	26,089,501.62	3.45
150,001 -200,000	263	46,274,221.31	6.11
200,001 -250,000	265	59,412,406.65	7.85
250,001 -300,000	237	65,624,580.33	8.67
300,001 -350,000	230	75,426,256.22	9.96
350,001 -400,000	219	82,878,230.11	10.95
400,001 -450,000	135	57,414,111.87	7.58
450,001 -500,000	132	63,086,000.04	8.33
500,001 -550,000	65	34,071,367.00	4.50
550,001 -600,000	60	34,877,288.73	4.61
600,001 -650,000	65	41,391,102.76	5.47
650,001 -700,000	17	11,630,631.85	1.54
700,001 -750,000	19	13,746,136.27	1.82
750,001 -800,000	16	12,434,572.29	1.64
800,001 -850,000	15	12,377,532.16	1.63
850,001 -900,000	18	15,910,846.54	2.10
900,001 -950,000	12	11,076,680.71	1.46
950,001 - 1,000,000	26	25,748,503.21	3.40
1,000,001 - 1,050,000	2	2,026,500.00	0.27
1,050,001 - 1,100,000	3	3,248,500.00	0.43
1,100,001 - 1,150,000	4	4,576,950.39	0.60
1,150,001 - 1,200,000	2	2,375,000.00	0.31
1,200,001 - 1,250,000	3	3,656,932.51	0.48
1,250,001 - 1,300,000	2	2,531,250.00	0.33
1,300,001 - 1,350,000	5	6,678,392.17	0.88
1,350,001 - 1,400,000	2	2,740,000.00	0.36
1,400,001 - 1,450,000	2	2,873,000.00	0.38
1,450,001 - 1,500,000	5	7,461,610.88	0.99
1,650,001 - 1,700,000	1	1,686,750.00	0.22
1,750,001 - 1,800,000	1	1,800,000.00	0.24
1,950,001 - 2,000,000	1	1,999,999.00	0.26
2,300,001 - 2,350,000	1	2,346,500.00	0.31
2,450,001 - 2,500,000	4	9,964,926.18	1.32
2,900,001 - 2,950,000	1	2,925,000.00	0.39
2,950,001 - 2,999,999	1	2,999,999.00	0.40
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 -1.000	10	3,601,883.00	0.48
1.251 -1.500	4	899,500.00	0.12
1.501 -1.750	80	25,663,727.69	3.39
2.001 -2.250	39	7,550,327.00	1.00
2.501 -2.750	7	3,545,979.60	0.47
2.751 -3.000	1	251,720.00	0.03
3.001 -3.250	3	260,550.00	0.03
3.501 -3.750	3	1,322,675.27	0.17
3.751 -4.000	4	2,009,371.61	0.27
4.001 -4.250	11	6,318,000.00	0.83
4.251 -4.500	54	29,445,354.19	3.89
4.501 -4.750	122	58,845,337.16	7.77
4.751 -5.000	302	128,083,780.86	16.92
5.001 -5.250	531	191,785,756.37	25.33
5.251 -5.500	517	166,675,513.20	22.02
5.501 -5.750	246	80,524,104.23	10.64
5.751 -6.000	124	36,858,560.33	4.87
6.001 -6.250	37	9,073,934.00	1.20
6.251 -6.500	9	2,256,629.82	0.30
6.501 -6.750	3	739,900.00	0.10
6.751 -7.000	3	547,200.00	0.07
7.001 -7.247	3	802,209.00	0.11
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	2,113	757,062,013.33	100.00
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
346 – 348	20	7,377,712.57	0.97
349 – 360	2,093	749,684,300.76	99.03
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN AGE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	17	5,295,503.00	0.70
1 - 6	2,002	718,260,952.38	94.87
7 - 12	86	30,510,469.94	4.03
> 12	8	2,995,088.01	0.40
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,229	445,818,579.00	58.89
PUD	466	182,914,235.57	24.16
Condominium	319	91,883,999.38	12.14
Two-Four Family	99	36,445,199.38	4.81
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	850	308,480,596.37	40.75
Purchase	820	301,882,507.14	39.88
Rate/Term Refinance	443	146,698,909.82	19.38
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,537	607,020,769.06	80.18
Investor	488	117,060,521.08	15.46
Second Home	88	32,980,723.19	4.36
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	1,384	534,794,579.82	70.64
Full Documentation	393	121,336,102.56	16.03
Alternative Documentation	205	55,380,844.91	7.32
SISA	130	44,930,486.04	5.93
No Income / No Asset	1	620,000.00	0.08
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	1,534	537,080,369.78	70.94
Silent Second	579	219,981,643.55	29.06
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.400 -1.500	2	1,209,075.27	0.16
1.501 -1.750	6	2,766,171.61	0.37
1.751 -2.000	22	11,074,205.00	1.46
2.001 -2.250	56	29,395,045.41	3.88
2.251 -2.500	163	75,893,907.93	10.02
2.501 -2.750	340	141,205,398.31	18.65
2.751 -3.000	596	208,776,774.57	27.58
3.001 -3.250	535	168,703,100.03	22.28
3.251 -3.500	287	92,457,158.78	12.21
3.501 -3.750	45	10,926,328.60	1.44
3.751 -4.000	40	9,710,134.00	1.28
4.001 -4.250	13	3,374,979.82	0.45
4.251 -4.500	5	767,525.00	0.10
4.501 -4.750	1	265,000.00	0.04
4.751 -4.900	2	537,209.00	0.07
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 – 10.000	2,108	755,925,940.12	99.85
10.251 – 10.500	2	258,838.15	0.03
10.751 – 11.000	2	777,142.10	0.10
11.501 – 11.575	1	100,092.96	0.01
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
21.98 -25.00	4	460,080.70	0.06
25.01 -30.00	3	1,543,825.39	0.20
30.01 -35.00	5	2,421,024.41	0.32
35.01 -40.00	11	7,533,965.77	1.00
40.01 -45.00	10	3,056,783.33	0.40
45.01 -50.00	32	12,581,537.39	1.66
50.01 -55.00	34	13,837,152.48	1.83
55.01 -60.00	74	32,104,527.35	4.24
60.01 -65.00	104	50,580,809.70	6.68
65.01 -70.00	186	76,234,764.84	10.07
70.01 -75.00	296	116,759,439.09	15.42
75.01 -80.00	1,263	418,612,252.87	55.29
80.01 -85.00	2	351,500.00	0.05
85.01 -90.00	62	15,355,163.85	2.03
90.01 -95.00	27	5,629,186.16	0.74
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 619	15	4,331,917.00	0.57
620 - 650	228	75,134,790.53	9.92
651 - 675	375	136,781,285.93	18.07
676 - 700	435	162,228,839.29	21.43
701 - 725	403	141,828,140.61	18.73
726 - 750	276	111,636,423.17	14.75
751 - 775	223	74,844,715.87	9.89
776 - 800	132	41,754,926.40	5.52
801 - 817	26	8,520,974.53	1.13
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.00	214	86,955,000.06	11.49
12.00	926	355,941,416.68	47.02
36.00	971	313,965,438.06	41.47
60.00	2	200,158.53	0.03
Total	2,113	757,062,013.33	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,124	482,713,353.30	63.76
Florida	284	81,780,847.89	10.80
Nevada	148	42,051,096.21	5.55
Washington	72	18,206,853.89	2.40
Arizona	70	18,191,071.70	2.40
Colorado	68	15,832,826.04	2.09
Hawaii	15	10,003,999.25	1.32
Michigan	54	9,738,018.53	1.29
Massachusetts	22	7,288,707.49	0.96
Oregon	23	6,894,511.32	0.91
Connecticut	20	6,850,554.80	0.90
Illinois	14	6,388,843.53	0.84
Utah	24	5,259,616.21	0.69
New York	7	4,899,470.31	0.65
Virginia	10	4,599,070.39	0.61
Maryland	11	4,224,347.06	0.56
South Carolina	14	3,930,491.07	0.52
Texas	23	3,806,040.92	0.50
Pennsylvania	14	3,469,278.64	0.46
North Carolina	10	3,293,186.12	0.43
New Jersey	10	2,366,288.00	0.31
Idaho	13	2,176,058.53	0.29
Tennessee	6	1,886,939.58	0.25
Louisiana	8	1,599,750.00	0.21
Ohio	9	1,536,943.49	0.20
Alabama	7	1,459,550.00	0.19
Rhode Island	5	1,400,615.34	0.19
Georgia	6	1,172,804.33	0.15
Montana	2	807,750.00	0.11
Minnesota	3	658,015.24	0.09
Indiana	6	575,156.41	0.08
Kansas	1	399,999.00	0.05
New Hampshire	2	399,000.00	0.05
Delaware	2	380,012.00	0.05
Wisconsin	2	323,946.74	0.04
Kentucky	1	244,000.00	0.03
Arkansas	1	116,000.00	0.02
Wyoming	1	104,000.00	0.01
Iowa	1	33,000.00	0.00
Total	2,113	757,062,013.33	100.00